CITIZENS FUNDS(R)

                           Citizens Core Growth Fund(SM)
                         Citizens Emerging Growth Fund(SM)
                      Citizens Small Cap Core Growth Fund(SM)
                          Citizens Global Equity Fund(SM)
                             Citizens Income Fund(SM)
                          Citizens Money Market Fund(SM)
                           (collectively, the "Funds")

                   PROSPECTUS SUPPLEMENT DATED AUGUST 1, 2001
                      TO PROSPECTUS DATED NOVEMBER 1, 2000

1. The disclosure on page 2 of the prospectus under the section entitled "Our Funds - The Citizens Small Cap Core Growth Fund" is deleted in its entirety and is replaced with the following:

         "The Citizens Small Cap Core Growth Fund invests primarily in the common stock of small capitalization companies and has the objective of capital appreciation."

2. The disclosure on page 4 of the prospectus under the section entitled "Change in Investment Objective" is deleted in its entirety and is replaced with the following:

         "The investment objective of a fund may be changed without shareholder approval; however, any change in investment objective is subject to approval by the Board of Trustees."

3. The disclosure on pages 6 to 7 of the prospectus under the section entitled "Citizens Small Cap Core Growth Fund - Principal Investment Strategies" and the disclosure on pages 29 to 30 of the prospectus under the section entitled "Citizens Small Cap Core Growth Fund" are each deleted in their entirety and replaced with the following:

         "The Citizens Small Cap Core Growth Fund focuses on the small-cap sector of the domestic stock market and offers investors the opportunity to participate in both the high growth potential and significant value that may be found in companies of this size. The Fund's strategy can be summarized as investing in quality small-cap companies across a broad range of industries through active management. During normal market conditions, at least 65% of the Fund's total assets will be invested in companies whose market capitalizations are in the capitalization range of the S&P SmallCap 600 Index ($34.0 million to $5.2 billion as of September 30, 2000) and all of them must exhibit what Citizens Advisers believes to be strong financial promise and a high level of corporate responsibility. Companies held by the Fund that no longer fit within this range still are considered by the Fund to have small market capitalizations for the purposes of the 65% requirement. The Fund may concentrate in certain sectors, including but not limited to technology."

4. The bullet point on page 7 of the prospectus, "Passive Investing Risk," under the section entitled "Risks" is deleted and replaced with "Portfolio Turnover Risk."

5. The disclosure on page 11 of the prospectus under the section entitled "Passive Investing Risk" is amended to delete the reference to Citizens Small Cap Core Growth Fund.

6. The disclosure on page 12 of the prospectus under the section entitled "Portfolio Turnover Risk" is amended to add the Citizens Small Cap Core Growth Fund.

7. In addition to the disclosure set forth in Item 3. above, the disclosure on pages 29 to 30 of the prospectus under the section entitled "Citizens Small Cap Core Growth Fund" is amended to include the following disclosure:

         "Active trading by the Fund may create tax consequences for shareholders in the form of increased capital gains and losses. Capital gains, when distributed, are taxable to shareholders. The trading costs associated with active management may also lower Fund performance. The "Financial Highlights" section of this prospectus shows the Fund's portfolio turnover rate for the six-month period ended June 30, 2000, which is not expected to be an indication of future turnover rate.

         Under normal circumstances, the Fund will usually hold cash or cash equivalents such as money market instruments to facilitate shareholder redemption activity and to be used for operating expenses. In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective."

8. The paragraphs on pages 28 to 29 and page 31 of the prospectus under the sections entitled "Citizens Emerging Growth Fund" and "Citizens Global Equity Fund," respectively, commencing with "In addition, under normal circumstances, the Fund will usually hold a small amount of cash..." are deleted in their entirety and are replaced with the following:

         "Under normal circumstances, the Fund will usually hold cash or cash equivalents such as money market instruments to facilitate shareholder redemption activity and to be used for operating expenses. In periods of unusual market conditions, the Fund may temporarily invest part or all of its assets in cash or high quality money market securities. In these circumstances, the Fund may not achieve its objective."





                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

                                CITIZENS FUNDS(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 2000
                 (AS REVISED FEBRUARY 9, 2001 AND AUGUST 1, 2001)

         This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Funds' Prospectus dated November 1, 2000. A copy of the current Prospectus can be obtained by calling (800) 223-7010, by writing Citizens Funds, 230 Commerce Way, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.

         Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds' annual report. For a free copy of the annual report, please call (800) 223-7010.

                                CITIZENS FUNDS(R)

     Citizens Core Growth Fund (SM) (formerly known as Citizens Index Fund)
                       Citizens Emerging Growth Fund (SM)
                    Citizens Small Cap Core Growth Fund (SM)
               (formerly known as Citizens Small Cap Index Fund)
                        Citizens Global Equity Fund (SM)
                            Citizens Income Fund (SM)
                         Citizens Money Market Fund (SM)
              (formerly known as Working Assets Money Market Fund)

         TABLE OF CONTENTS                                                                           PAGE

         Citizens Funds..............................................................................  2
         Investment Strategies, Risks and Fundamental and Non-Fundamental Policies ..................  2
         Trustees, Officers and Beneficial Owners.................................................... 13
         Investment Advisory and Other Services...................................................... 18
         Brokerage Allocation and Soft Dollars....................................................... 24
         Ownership of Shares and Shareholder Rights.................................................. 25
         How We Value Fund Shares.................................................................... 29
         Tax Matters................................................................................. 32
         How We Calculate Performance................................................................ 34
         Financial Statements........................................................................ 38
         Appendix A:  Description of Ratings......................................................... 39

CITIZENS FUNDS

       Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds presently consists of seven separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99) and Citizens International Growth Fund (inception date 12/20/00). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. Each of the series of Citizens Funds is referred to herein as a "Fund," or, collectively, the "Funds."

       This Statement of Additional Information relates to each series of the Trust (except the Citizens International Growth Fund) and to Standard, Administrative and Institutional Class shares. Information concerning the Citizens International Growth Fund is located in the Prospectus and Statement of Additional Information for such Fund dated December 20, 2000.

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS

       In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

       The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Money Market Instruments
       During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of a Fund's shares, a Fund may invest all or a portion of its assets in money market instruments, including, but not limited to:

    o Obligations of agencies and enterprises of the U.S. Government;
    o Certificates of Deposit of banks;
    o Commercial paper or other corporate notes of investment grade quality; and
    o Yankee bonds.

Repurchase Agreements
       The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

       The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Derivative Securities
       Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. Each Fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

       OPTIONS. Each Fund, other than Citizens Money Market Fund, may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

       FUTURES CONTRACTS. Each Fund, other than Citizens Money Market Fund, may purchase or sell futures contracts and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

       WARRANTS. Each Fund, other than Citizens Money Market Fund, may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

       STRUCTURED SECURITIES. Each Fund, other than Citizens Money Market Fund, may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

       RISKS. The use of derivative securities depends on the Fund manager's or a sub-adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

    o the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
    o an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
    o the possible absence of a liquid secondary market for any particular derivative at any time;
    o the potential loss if the counter party to the transaction does not perform as promised; and
    o the possible need to defer closing out certain positions to avoid adverse tax consequences.

       Options may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

       Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

       Structured Securities, or Strips may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before a Fund receives the money it initially invested in the security. This may happen if interest rates go down. A Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, a Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

Foreign Securities
       Each Fund, other than Citizens Money Market Fund, and especially the Citizens Global Equity Fund and the Citizens Emerging Growth Fund, may invest in foreign securities that meet the Trust's social and financial criteria. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Citizens Global Equity Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

         The Citizens Global Equity Fund and the Citizens Emerging Growth Fund may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

When-Issued Securities
       Each Fund, other than Citizens Money Market Fund, may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if the Funds' adviser, Citizens Advisers, Inc. (referred to as "Citizens Advisers" or the "Adviser") were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Private Placements and Illiquid Investments
       Each Fund may invest up to 10% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. A Fund will not buy these illiquid securities unless the assets in the Fund exceed $10 million at the time of purchase. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Rule 144A Securities
       Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Real Estate Securities
       The Citizens Income Fund may invest in equity securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

Hedging Risk
       The Citizens Global Equity Fund may (but is not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.

Euro Conversion Risk
       The Citizens Global Equity Fund may invest in securities of European issuers. Certain European countries that are a part of the European Economic Union have agreed to participate in the conversion to a single European currency, the euro. This conversion is to be completed by July 1, 2002 and its effects on investments in the securities of European issuers and foreign currencies are currently unclear. The Fund may be adversely affected if the conversion to the euro is not successfully completed or if the computer or other data processing systems used in European financial markets or by the Fund are not able to process transactions involving the euro.

GROWTH PLUS RISK MANAGEMENT
       The mission of Citizens Funds is to achieve superior investment returns for our shareholders. Towards this end, our active Funds and the indexes underlying our passively managed funds employ a growth discipline, seeking companies with above-average prospects for long-term growth in earnings and profitability. While we strive to deliver strong investment performance, we are attentive to risk in the process. Risk management strategies are integral to how we manage each Fund. However, these strategies may not be successful in reducing risk. Some of the risk management strategies that we may employ are as follows:

CITIZENS CORE GROWTH FUND
    o Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
    o Limits investment exposure in any one industry to no more than 25% of total assets.
    o Holds attractive companies without over-concentration in any one sector.
    o Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS EMERGING GROWTH FUND
    o Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
    o Limits investment exposure in any one industry to no more than 25% of total assets.
    o Analyzes portfolio for its overall level of diversification. If the portfolio is not reasonably diversified relative to the market as defined by R-squared, growth stocks from diversifying industry groups are integrated. R-squared is a statistical measure that indicates the extent to which the variability of a security or portfolio's returns is explained by the variability of the market. The value will be between 0 and 1. The higher the number, the greater the extent to which portfolio returns are related to the market return. An R-Squared value of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by market action. An R-Squared of
         1.0 indicates that portfolio returns are entirely related to the market and are not influenced by other factors. An R-Squared of 0 indicates that no relationship exists between the portfolio's returns and the market return. Note: That R-Squared measures the strength and not the positive or negative direction of the relationship between assets and the market.
    o Uses relative valuation techniques favoring companies that are rapidly growing their earnings potential but are currently trading at prices that accurately reflect their earnings growth potential. Companies that are overpriced are ranked lower than their more attractively priced counterparts, and generally do not reach the purchasing stage of the process.
    o Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS SMALL CAP CORE GROWTH FUND
    o Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
    o Limits investment exposure in any one industry to no more than 25% of total assets.
    o Holds large basket of attractive companies without over-concentration in any one sector.
    o Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS GLOBAL EQUITY FUND
    o Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
    o Limits investment exposure in any one industry to no more than 25% of total assets.
    o Limits investments in emerging nations to no more than 25% of total assets.
    o Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.

CITIZENS INCOME FUND
    o Limits investment exposure in any one company to no more than 5% of total assets, with respect to 75% of the Fund's total assets.
    o    Limits duration risk to small deviations around a pre-selected target.
    o    Controls default risk with proprietary credit analysis process.
    o    Limits high-yield securities to no more than 35% of total assets.
    o Employs social and environmental screens to avoid companies whose corporate behavior could become an impediment to performance.


         Citizens Funds are not intended to be the lowest risk choices available to investors. Rather, the goal of our risk management strategies is to attain a reasonable, targeted level of risk commensurate with our Funds' growth mandates. The above-stated risk management strategies may not always be employed, or if employed, may not be effective at all times.

         Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner. The Funds will invest only in companies we deem to be socially and environmentally responsible.

         To find these investments, we seek companies that have positive environmental, community and workplace records. At the same time, we avoid companies whose primary business is the manufacture or distribution of alcohol, tobacco, nuclear power, oil or conventional or nuclear weaponry. We also avoid companies on the AFL-CIO's national boycott list and companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management. Finally, we avoid companies that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

         Some of the social and environmental screens we use to assess a company's environmental record, community involvement and workplace practices include the following:

ENVIRONMENT
         We try to avoid investing in companies with consistent or significant violations of environmental laws and regulations, companies with below average environmental records for their industry and companies whose products or processes are particularly damaging to the environment. We seek companies, on the other hand, that are committed to recycling, waste reduction, energy efficiency and other sustainable business practices.

WORKPLACE
         We try to avoid investing in companies that discriminate on the basis of gender, race, religion, disability or sexual orientation, that engage in unfair labor practices or that lack diversity on their board of directors or in upper management. Instead, we seek companies that have positive records with respect to employee health, safety, compensation and other benefits, and that proactively work to eliminate sweatshop conditions among their overseas subsidiaries, vendors and contract suppliers.

COMMUNITY
         We try to avoid investing in companies with less than satisfactory records under the Community Reinvestment Act, or companies that have displayed insensitivity to community priorities and concerns. Rather, we seek companies with positive records of local involvement, charitable giving and support for community development initiatives.

Companies that pass our social and environmental screens are placed on the Citizens Funds "Approved List" and are eligible for investment; those that fail to pass our screens are placed on a "Rejected List" and are not eligible for investment.

CALCULATED RISK
         Most investors focus on performance but it is as important to understand how much risk your Fund is taking on in the process. Here are some popular metrics to help evaluate risk.

Beta: A measure of the magnitude of a Fund's share price ups and downs relative to swings in the market. The market is assigned a beta of 1.00. If a portfolio has a beta of 1.20%, its share price has increased (or decreased) 12% if the market has increased (or decreased) 10%.

Standard Deviation: A measure of the dispersion of a Fund's return, i.e., the degree to which a Fund's return varies from its historical average. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility.

Alpha: A risk-adjusted performance measure representing the difference between a Fund's actual performance and the performance anticipated in light of a Fund's risk posture (beta). A positive alpha indicates that the Fund has produced a rate of return that is more than commensurate with its risk profile.

Sharpe Ratio: A measure of reward per unit of risk. The higher the Sharpe ratio, the greater the return per unit of risk. The Sharpe ratio is often used to compare fund returns on a "level playing field."

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

       The following items numbered 1. through 6. below are fundamental investment policies followed by each Fund and the item numbered 7. below is a non-fundamental investment policy of each Fund. Any policy identified as a fundamental investment policy of a Fund may be amended with respect to the Fund only with approval of the holders of a majority of the outstanding shares of the Fund (a "Majority Shareholder Vote"), which as used herein means the vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

       1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

       2. The Funds may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

       3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

       4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the Securities Act in selling a security.

       5. The Funds may not concentrate investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

       6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

       7. As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of each Fund other than the Money Market Fund, and no more than 10% of the net assets of the Money Market Fund, will be invested in illiquid securities.

       If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGER OF MANAGERS

       The Trust, as approved by the Board and shareholders, intends to file an application for an order of the SEC granting exemptions from certain provisions of the 1940 Act, to permit its Funds to be managed under a "manager of managers" structure. If SEC grants such exemptive order, Citizens Advisers will, subject to the supervision and approval of the Trust's Board of Directors, be permitted to replace one or more subadvisers or appoint additional subadvisers, without shareholder approval as currently required, depending on Citizens' Advisers assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. The purpose of the "manager of managers" structure is to facilitate the efficient supervision and management of the Funds by Citizens Advisers and the Trustees, and to give Citizens Advisers flexibility in managing the Funds in the future. There is no guarantee that the Trust will file such application or, if it does so, obtain such order from SEC.

TEMPORARY DEFENSIVE POSITIONS

       Each Fund may invest in cash, cash equivalents, money market instruments and repurchase agreements as temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions. Such temporary defensive positions would be inconsistent with a Fund's principal investment strategies (other than the Citizens Money Market Fund) and may adversely impact Fund performance.

PORTFOLIO TURNOVER

       With regard to the Citizens Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of U.S. Government agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser or a sub-adviser.

       For the Citizens Income Fund we purchase fixed income securities and for the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund and the Citizens Small Cap Core Growth Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

       Portfolio turnover rates will vary, depending on the type of Fund and its particular investment objective. For example, the Citizens Core Growth Fund seeks to have a turnover rate of less than 25% per year, whereas the Citizens Emerging Growth Fund's turnover rate may be in excess of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. For the fiscal years ended June 30, 1998, 1999 and 2000, the Funds had the following portfolio turnover rates: Citizens Core Growth Fund -- 13.64%, 18.04% and 20.04%; Citizens Emerging Growth Fund -- 245.30%, 208.49% and 159.95%; Citizens Global Equity Fund -- 72.33%, 64.07% and 120.69%; Citizens Income Fund -- 80.14%, 44.07%, 52.96% and Citizens Small Cap Core Growth Fund - 20.16% (from December 28, 1999, commencement of operations, to June 30, 2000).

MORE DETAILS ON THE CITIZENS MONEY MARKET FUND

       The following are present policies of the Citizens Money Market Fund, but may be changed by the Trust's Trustees without a vote of the shareholders of the
Fund:

       1. The Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. The Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Fund's Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. The Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or any other Nationally Recognized Statistical Rating Organization.

       2. The Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

       3. The Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies - Repurchase Agreements."

       4. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's Trustees have authorized the Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the fundamental investment policies of the Funds under "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies" above.

       5. The Fund may not sell short or buy on margin and may not write put or call options.

       Quality and Maturity of Securities. Because the Citizens Money Market Fund uses the amortized cost method of valuation (see "How We Value Fund Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. Obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

       The Citizens Money Market Fund may not invest more than 5% of its assets in securities of any one issuer, except for U.S. Government securities. With respect to securities subject to a guarantee or demand feature, the Fund may not invest more than 10% of its assets in the institution that issued the guarantee or demand feature unless the underlying security was issued by a person who does not control or is not controlled by that institution.

       The Citizens Money Market Fund also may only invest in securities which are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Fund's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above or, in the case of a security subject to a conditional demand feature and issued after February 10, 1998, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

       A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The Trustees and officers are listed below. The Trustees and officers who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk. The address for each Trustee and officer is 230 Commerce Way, Portsmouth, NH 03801.

--------------------------- ---------------------- ----------------------------------------------------------
           NAME               POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
         AND AGE                 WITH TRUST                           DURING PAST 5 YEARS

--------------------------- ---------------------- ----------------------------------------------------------
Judy Belk                   Trustee                Consultant to Philanthropic Organizations (since 2000);
48 years of age                                    Vice President, Global Public Affairs, Levi Strauss &
                                                   Co. (1998 to 2000);
                                                   Vice President, Community Affairs, Levi Strauss & Co.
                                                   (1992 to 1998)

--------------------------- ---------------------- ----------------------------------------------------------
Walter D. Bristol, Jr.      Trustee                Executive Vice President for Corporate Operations and
50 years of age                                    Chief Financial Officer, American Heart Association
                                                   (since 1996);
                                                   Vice President, Finance, American Heart Association
                                                   (1990 to 1996)

--------------------------- ---------------------- ----------------------------------------------------------
Sophia Collier*             Trustee                Portfolio Manager, Citizens Funds (since 1995);
45 years of age                                    Chair of the Board of Directors, Citizens Advisers
                                                   (since 1991);
                                                   President, Citizens Funds and Citizens Advisers (1991 to
                                                   September 1998)

--------------------------- ---------------------- ----------------------------------------------------------
Jeannie H. Diefenderfer     Trustee                Senior Vice President, Corporate Sourcing, Verizon
40 years of age                                    Communications (since 1998);
                                                   Executive Director, Equipment Installation, Bell
                                                   Atlantic Network Services (1996 to 1998);
                                                   New England Telephone, NYNEX (1984 to 1996)

--------------------------- ---------------------- ----------------------------------------------------------
Pablo S. Eisenberg          Trustee                Senior Fellow, Public Policy Institute, Georgetown
68 years of age                                    University (since 1999);
                                                   Executive Director for Community Change (1975 to 1998)
--------------------------- ---------------------- ----------------------------------------------------------
Mitchell A. Johnson*        Trustee                Director, Eldorado Bancshares, Inc. (since 1997);
59 years of age                                    President, M.A.J. Capital Management, Inc. (money
                                                   management firm) (1994 to 1995);
                                                   Senior Vice President of Corporate Finance, Student Loan
                                                   Marketing Association (1987 to 1994)

--------------------------- ---------------------- ----------------------------------------------------------
Azie Taylor Morton*         Chair of the Board     Investment adviser;
65 years of age             and Trustee            Consultant/Director of Marketing, GRW Capital
                                                   Corporation (broker-dealer) (since 1992);  Director,
                                                   Schlotzsky's, Inc. (since 1996)

--------------------------- ---------------------- ----------------------------------------------------------
Martha S. Pope              Trustee                Senior Advisor for the Northern Ireland Peace
56 years of age                                    Negotiations (January 1995 to July 1998);
                                                   Secretary of the United States Senate (April 1994 to

           NAME               POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
         AND AGE                 WITH TRUST                           DURING PAST 5 YEARS

--------------------------- ---------------------- ----------------------------------------------------------

                                                   January 1995); Sergeant at Arms of the United States Senate
                                                   (January 1991 to March 1994)

--------------------------- ---------------------- ----------------------------------------------------------
John L. Shields*            President and Trustee  President and Chief Executive Officer of Citizens
48 years of age                                    Advisers (since September 1998); Senior Consultant,
                                                   Cerulli Associates, a mutual fund consulting firm (1995
                                                   to 1998)

--------------------------- ---------------------- ----------------------------------------------------------
Sean P. Driscoll*           Treasurer              Vice President of Fund Accounting and Compliance,
36 years of age                                    Citizens Advisers (since November 1998);
                                                   Director of Fund Administration, State Street
                                                   Bank and Trust Company (March 1998 to November 1998);
                                                   Vice President of Compliance, Putnam Investments
                                                   (January 1997 to March 1998);
                                                   Fund Accountant and Director of Fund Administration,
                                                   State Street Bank and Trust Company (1987 to 1997)

--------------------------- ---------------------- ----------------------------------------------------------
Marcia Kovalik*             Assistant Secretary    Counsel, Citizens Advisers, Inc. (since February 2001);
38 years of age                                    Associate, Boynton, Waldron, Doleac, Woodman & Scott,
                                                   P.A. (September 1995 to February 2001); Law Clerk, New
                                                   Hampshire Superior Court (August 1993 to August 1995)

-------------------------- ---------------------- ----------------------------------------------------------
Alaina Metz*                Assistant Secretary    Chief Administrative Officer of BISYS Fund Services
33 years of age                                    (since June 1995)

--------------------------- ---------------------- ----------------------------------------------------------
John M. O'Brien*            Assistant Treasurer    Vice President of Corporate Finance, Citizens Advisers
36 years of age                                    (since October 1998); Services Manager, Bank Boston
                                                   (January 1998 to October 1998);
                                                   Business Manager, Fidelity Investments (October 1989 to
                                                   January 1998)

--------------------------- ---------------------- ----------------------------------------------------------

       The Board of Trustees functions with a Nominating Committee comprised of each of the non-interested Trustees of the Trust, but pursuant to the Trust's Distribution Plan, the Trust has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan (the Independent Trustees) shall have responsibility for the selection and nomination of other Independent Trustees. This agreement will continue for so long as the Distribution Plan is in effect.

       The following compensation table discloses the aggregate compensation from the Trust for services provided for the Trust's fiscal year ended June 30, 2001. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

                       CITIZENS FUNDS - COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                   AGGREGATE COMPENSATION FROM
                      NAME OF PERSON AND POSITION*                       CITIZENS FUNDS

                           Judy Belk - Trustee                                $4,500
                    Walter D. Bristol, Jr. - Trustee                          $4,500
                    Jeannie H. Diefenderfer - Trustee                         $3,500
                      Pablo S. Eisenberg - Trustee                           $14,000
                        Martha S. Pope - Trustee                             $17,500

   * Ada Sanchez, who served as a Trustee of the Trust until November, 2000, received $4,750 in compensation from the Trust during its fiscal year ended June 30, 2001. Sophia Collier, Mitchell A. Johnson, Azie Taylor Morton and John L. Shields are interested Trustees and receive no compensation from the Trust for serving as Trustees.

            As of July 18, 2001, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of a Fund or classes except as set forth below:

--------------------------------- ----------------------------- ------------------------------------------- ------------------
                                                                                                            PERCENTAGE
FUND:                             SHAREHOLDER:                  ADDRESS:                                    OWNERSHIP:

--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Core Growth Fund,        Charles Schwab & Co., Inc.    Special Custody Account FBO Customers       11.33%
Standard Class shares                                           101 Montgomery St.
                                                                San Francisco, CA 94104-4122

--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Core Growth Fund,        Guy Bell Plan                 8515E Orchard Rd.                           34.04%
Institutional Class shares        Administrator                 Englewood, CO 80111

--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Core Growth Fund,        Northern Trust Company        P.O. Box 92956                              14.11%
Institutional Class                                             801 S. Canal St.
shares                                                          Chicago, IL 60675

--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Core Growth Fund,        BNY Clearing Services LLC     111 East Kilbourn Avenue                    6.15%
Institutional Class shares                                      Milwaukee, WI 53202
--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Core Growth Fund,        Bost & Co.                    P.O. Box 3198                               6.06%
Institutional Class shares                                      Pittsburgh, PA 15230
--------------------------------- ----------------------------- ------------------------------------------- ------------------

--------------------------------- ----------------------------- ------------------------------------------- ------------------
                                                                                                            PERCENTAGE
FUND:                             SHAREHOLDER:                  ADDRESS:                                    OWNERSHIP:

--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Core Growth Fund,        Fidelity Investments          100 Magellan Way                           42.61%
Administrative Class shares       Institutional Operations Co.  Covington, KY 41015
                                  Inc.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Core Growth Fund,        Fleet National Bank, as TTEE  151 Farmington Ave. #TN41                  19.03%
Administrative Class shares       of AETNA Directed Trust       Hartford, CT 06156
                                  Agreement and AETNA 403B
                                  Cust. Accts.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Core Growth Fund,        AETNA Life Insurance &        151 Farmington Ave.                        13.07%
Administrative Class shares       Annuity Company Corp.         Hartford, CT 06156
------------------------------------------------------------------------------------------------------- ------------------
Citizens Core Growth Fund,        Chase Manhattan Bank          One Chase Square                            7.38%
Administrative Class shares       Downtown Bronx Medical        Rochester, NY 14643
                                  Assoc. Retire.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Core Growth Fund,        Chase Manhattan Bank          One Chase Square                            5.10%
Administrative Class shares       National Wholesale Druggists  Rochester, NY 14643
                                  Assoc.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    Charles Schwab & Co., Inc.    101 Montgomery St.                         21.91a%
Standard Class shares                                           San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    National Financial Service    One World Financial Ctr                     7.22%
Standard Class shares             Corp. FBO of our Customers    200 Liberty St. 5th Floor
                                                                New York, NY 10281-1003

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    DBTCO                         1398 Central Ave.                          34.99%
Institutional Class shares                                      Dubuque, IA 52004-0747

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    Northern Trust                P.O. Box 92956                             29.10%
Institutional Class shares        Gaylord & Dorothy Donnelly    Chicago, IL 60675
                                  Found.

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    U.S. Bank National            P.O. Box 64010                              8.99%
Institutional Class shares        Assocation FBO Beverly        St. Paul, MN 55164
                                  Diekel Found.

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    National Financial Services   One World Financial Ctr                     7.55%
Institutional Class shares        Corp. FBO of our Customers    200 Liberty St. 5th Floor
                                                                New York, NY 10281-1003

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    WEA Tax Sheltered Annuity     45 Nob Hill Road                            6.65%
Institutional Class shares        Trust                         Madison, WI 53713

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    Charles Schwab & Co, Inc.     101 Montgomery St.                          5.88%
Institutional Class shares                                      San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    AETNA Trust Company           151 Farmington Ave.                        35.95%
Administrative Class shares                                     Hartford, CT 06156

------------------------------------------------------------------------------------------------------- ------------------

--------------------------------- ----------------------------- ------------------------------------------- ------------------
                                                                                                            PERCENTAGE
FUND:                             SHAREHOLDER:                  ADDRESS:                                    OWNERSHIP:

--------------------------------- ----------------------------- ------------------------------------------- ------------------
------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    Adam Hochschild HKH           477 Madison Ave.                           32.41%
Administrative Class shares       Foundation                    New York, NY 10022

------------------------------------------------------------------------------------------------------- ------------------
Citizens Emerging Growth Fund,    AETNA Life Insurance &        151 Farmington Ave.                         6.68%
Administrative Class shares       Annuity Company Corp.         Hartford, CT 06156

------------------------------------------------------------------------------------------------------- ------------------
Citizens Small Cap Core Growth    Charles Schwab & Co., Inc.    101 Montgomery St.                          9.88%
Fund, Standard Class shares                                     San Francisco, CA 94104-4122S

------------------------------------------------------------------------------------------------------- ------------------
Citizens Small Cap Core Growth    Adam Hochschild HKH           477 Madison Ave.                            5.68%
Fund, Standard Class shares       Foundation                    New York, NY 10022

------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Charles Schwab & Co., Inc.    101 Montgomery St.                         48.20%
Standard Class shares                                           San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      National Financial Service    One  World Financial Ctr                   10.53%
Standard Class shares             Corp.                         200 Liberty St. 5th Floor
                                                                New York, NY 10281-1003

------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Northern Trust                P.O. Box 92956                             21.24%
Institutional Class shares        Gaylord & Dorothy Donnelley   Chicago, IL 60675
                                  Found.

------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Caroline and Sigmund Schott   678 Massachusetts Avenue                   16.58%
Institutional Class shares        Foundation                    Suite 301
                                                                Cambridge, MA 02139
------------------------------------------------------------------------------------------------------- ------------------
Citizens Global EquitFund,        Fidelity Investments          100 Magellan Way                           13.28%
Institutional Class shares        Institutional Operations Co.  Covington, KY 41015
                                  Inc.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Charles Schwab & Co.          101 Montgomery St.                         11.37%
Institutional Class shares                                      San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,       Dr. Phillips Inc.            60 West Robinson St.                       10.33%
Institutional Class shares                                      Orlando, FL 32801

------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      National Financial Service    One World Financial Ctr                     6.23%
Institutional Class shares        Corp. FBO of our Customers    200 Liberty St. 5th Floor
                                                                New York, NY 10281-1003
------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Pell Rudman Trust Company     100 Federal St.                             5.71%
Institutional Class shares                                      37th Floor
                                                                Boston, MA 02110
------------------------------------------------------------------------------------------------------- ------------------

--------------------------------- ----------------------------- ------------------------------------------- ------------------
                                                                                                            PERCENTAGE
FUND:                             SHAREHOLDER:                  ADDRESS:                                    OWNERSHIP:

--------------------------------- ----------------------------- ------------------------------------------- ------------------
Citizens Global Equity Fund,      Fleet National Bank, as TTEE  151 Farmington Ave #TN41                   57.26%
Administrative Class shares       of AETNA Directed Trust       Hartford, CT 06156
                                  Agreement and AETNA 403B
                                  Cust. Accts.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Chase Manhattan Bank          One Chase Square                           16.67%
Administrative Class shares       National Wholesale Druggists  Rochester, NY  14643
                                  Assoc.
------------------------------------------------------------------------------------------------------- ------------------
Citizens Global Equity Fund,      Chase Manhattan Bank          One Chase Square                            5.83%
Administrative Class shares       Hayward Memorial Hospital     Rochester, NY  14643
                                  and Nursing 403B
------------------------------------------------------------------------------------------------------- ------------------
Citizens Income Fund              Charles Schwab & Co., Inc.    101 Montgomery St.                         13.28%
                                                                San Francisco, CA 94104-4122

------------------------------------------------------------------------------------------------------- ------------------
Citizens Income Fund              Bost & Co.                    P.O. Box 3198                               5.83%
                                                                Pittsburgh, PA 15230
------------------------------------------------------------------------------------------------------- ------------------
Citizens Money Market Fund,       Bankers Trust Co. of Cattee   34 Exchange Place                          43.24%
Institutional Class shares        ILWU-PMA Savings 401k Plan    Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------- ------------------

            Our Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and class as of July 18, 2001, except for the Citizens Small Cap Core Growth Fund, Institutional Class shares, where a single trustee owned 3.22% of the outstanding shares.

   INVESTMENT ADVISORY AND OTHER SERVICES

   ADVISER

          The Funds are advised by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective May 21, 2001 ("Management Agreement"). The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement provides that the Adviser, subject to the control of the Trust's Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. The Adviser also manages the day-to-day operations of the Trust.

          Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers, Inc. She is the former President of Citizens Funds and remains on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

          Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

       John L. Shields is President and Chief Executive Officer of Citizens Advisers, Inc. and President of Citizens Funds. He also serves on the Board of Trustees of Citizens Funds as an Interested Trustee. Prior to joining Citizens Advisers in 1998, Mr. Shields was a senior management consultant with Cerulli Associates, a mutual Fund consulting firm located in Boston, Massachusetts. He also held executive and other managerial positions with State Street Research Investment Services, Inc. and Fidelity Investments.

       At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers, and Citizens Advisers has retained two sub-advisers to assist in the management of certain Funds.

       SENECA CAPITAL MANAGEMENT, LLC

       Seneca Capital Management is structured as a California Limited Liability Corporation. The firm is owned by its investment professionals; and, as of July 15, 1997, Phoenix Investment Partners acquired a majority interest in the firm, with existing Seneca senior management retaining a significant equity interest, an enhanced compensation package, and most important, day-to-day control of the organization. Gail Seneca serves as President, Chief Executive Officer and Chief Investment Officer. Sandy Monticelli is the firm's Chief Operating Officer who has the responsibility for the firm's Operations, Administration, Compliance and Information Systems groups and has been with the firm since 1994. Seneca continues to operate as an independent entity, headquartered in San Francisco. As of June 30, 2000 Seneca Capital Management had over $13 billion of assets under management.

         Under a Sub-Advisory Agreement between the Adviser and Seneca Capital Management, LLC, the Adviser pays Seneca the following sub-advisory fees based on an annual rate of the applicable Fund's average net assets:

                  Citizens Income Fund (until December 1, 2000)
                  .175% of average net assets

                  Citizens Emerging Growth Fund
                  0.35% on the first $100 million
                  0.25% on remaining assets

       CLEMENTE CAPITAL, INC.

       Our sub-adviser for the Citizens Global Equity Fund, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente; Wilmington Trust of Wilmington, Delaware; Diaz-Verson Capital Investments, Inc. of Columbus, Georgia; and Richard W. McWalters, CEO. Clemente also manages the First Philippine Fund, Clemente Strategic Value Fund and Cornerstone Strategic Return Fund, three closed-end Funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, New York.

         Under a Sub-Advisory Agreement between the Adviser and Clemente Capital, Inc., the Adviser pays Clemente a sub-advisory fee based on an annual rate of 0.35% of the Citizens Global Equity Fund's average net assets on assets up to and including $500 million and 0.25% on assets over $500 million.

ADVISER FEES

       The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The custodian bank for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

       Each Fund pays the Adviser a fee for its services as a percentage of each Fund's average annual net assets as follows:

Citizens Core Growth Fund --0.50%; Citizens Emerging Growth Fund--1.00%; Citizens Small Cap Core Growth Fund--0.50%; Citizens Global Equity Fund--1.00%; Citizens Income Fund--0.65%; and Citizens Money Market Fund--0.35%. The fee is accrued daily and payable monthly.

         The Adviser has contractually agreed to limit expenses for the classes of the Funds listed below for the fiscal year ending June 30, 2001. If a Fund's aggregate expenses for the relevant class would exceed on a per annum basis the percentage of average daily net assets specified below, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on Fund expenses, pursuant to an Expense Reimbursement Agreement, is as follows:

       --------------------------------------------------------------------- ------------------------------------
       Citizens Core Growth Fund, Standard Class shares                      1.34%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Core Growth Fund, Administrative Class shares                0.94%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Core Growth Fund, Institutional Class shares                 0.68%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Emerging Growth Fund, Administrative Class shares            1.55%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Emerging Growth Fund, Institutional Class shares             1.30%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Small Cap Core Growth Fund, Standard Class shares            1.34%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Global Equity Fund, Standard Class shares                    2.05%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Global Equity Fund, Administrative Class shares              1.68%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Global Equity Fund, Institutional Class shares               1.39%
       --------------------------------------------------------------------- ------------------------------------
       Citizens Income Fund, Standard Class shares                           1.40% of the first $100 million of
                                                                             assets and 1.25% thereafter
       --------------------------------------------------------------------- ------------------------------------
       Citizens Money Market Fund, Standard Class shares                     1.50% of the first $40 million of
                                                                             assets and 1% thereafter
       --------------------------------------------------------------------- ------------------------------------

       Not all Fund expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

       For the fiscal years ended June 30, 1998, 1999 and 2000, the Adviser incurred the following advisory fees: Citizens Core Growth Fund, 1998-$1,439,749, 1999-$2,442,486 and 2000-$3,815,543; Citizens Emerging Growth
Fund*, 1998-$741,296, 1999-$989,594 and 2000-$2,415,821; Citizens Global Equity
Fund, 1998-$372,017, 1999-$606,181 and 2000-$2,225,034; Citizens Income Fund,
1998-$290,174, 1999-$384,180 and 2000-$405,808; and Citizens Money

Market Fund, 1998-$392,811, 1999-$440,357 and 2000-$456,568. For the period from
December 28, 1999 (commencement of operations of Citizens Small Cap Core Growth
Fund) to June 30, 2000, the Adviser received the following fee: Citizens Small Cap Core Growth Fund, $10,082.
* For the fiscal years ending June 30, 1999 and June 30, 2000 the Adviser voluntarily waived 0.10% of its fee when the Fund's monthly average net assets exceeded $100 million.

CITIZENS SECURITIES, INC.

       Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. John L. Shields, President and CEO of Citizens Advisers, is also President and CEO of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

       Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions which maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

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                                            Fund                                                Administrative Fee

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Citizens Core Growth Fund - Standard Class shares                                                      0.20%
--------------------------------------------------------------------------------------------- ------------------------
Citizens Core Growth Fund - Institutional Class and Administrative Class shares                        0.20%
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Citizens Emerging Growth Fund - Standard Class shares                                                  0.10%
--------------------------------------------------------------------------------------------- ------------------------
Citizens Emerging Growth Fund - Institutional Class and Administrative Class shares                    0.10%
--------------------------------------------------------------------------------------------- ------------------------
Citizens Small Cap Core Growth Fund - Standard Class shares                                            0.10%
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Citizens Global Equity Fund - Standard Class shares                                                    0.10%
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Citizens Global Equity Fund - Institutional Class and Administrative Class shares                      0.10%
--------------------------------------------------------------------------------------------- ------------------------
Citizens Income Fund - Standard Class shares                                                           0.10%
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Citizens Money Market Fund - Standard Class shares                                                     0.10%
--------------------------------------------------------------------------------------------- ------------------------
Citizens Money Market Fund - Institutional Class shares                                                0.10%
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       The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Prospectuses and Statements of Additional Information, proxies and other regulatory filings; and special projects.

       In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee except the Citizens Core Growth Fund which pays a percentage on average annual net assets. These include but are not limited to answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

       The Citizens Core Growth Fund, Standard Class shares are charged a shareholder service fee of up to 0.35% of average annual net assets.

       For the fiscal years ended June 30, 1998, 1999 and 2000, the Adviser incurred the following administrative and shareholder service fees: Citizens Core Growth Fund, 1998-$1,635,911, 1999-$2,556,669 and 2000-$3,521,523; Citizens
Emerging Growth Fund, 1998-$193,896, 1999-$227,489 and 2000-$354,588; Citizens
Global Equity Fund, 1998-$86,805, 1999-$120,167 and 2000-$286,182; Citizens
Income Fund, 1998-$101,909, 1999-$113,106 and 2000-$94,546; Citizens Money
Market Fund, 1998-$278,850, 1999-$308,642 and 2000-$214,476. For the period from
December 28, 1999 (commencement of operations of the Citizens Small Cap Core Growth Fund) to June 30, 2000, the Adviser accrued the following administrative and shareholder service fees: Citizens Small Cap Core Growth Fund, $3,936.

12B-1 PLAN

       Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of each Fund's shares.

       Each Fund has adopted a Distribution Plan pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. The Trustees believe that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders. Pursuant to the Distribution Plan, each Fund may pay the distributor and other financial intermediaries such as broker-dealers ("Qualified Recipients"), who have entered into written agreements with the Distributor or a Fund, up to a limit of 0.25% of average annual net assets for Standard Class shares and Administrative Class shares of each series of the Trust offering the same. There is no provision under the Distribution Plan for paying Qualified Recipients on behalf of the Trust's Institutional Class shares.

       The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to a Fund regardless of the level of expenditures by the Qualified Recipients. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's annual renewal. The Distribution Plan authorizes payments for (i) distribution services, (ii) services in respect of the sale of shares of a Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and/or maintenance of shareholder accounts.

         The Distribution Plan enumerates certain expenses, such as organization costs of each Fund, compensation of Trustees, governmental fees, and taxes, which may be paid by the Trust, but which are not subject to the limits on expenditures under the Distribution Plan. The Distribution Plan states that the investment manager to a Fund may use its management fee revenues as well as other profits or revenues, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the shares of the Funds, and that any distributor, shareholder servicing agent or service agent may use its past profits or other resources to make payments with respect to the distribution of the shares of a Fund, and any such payments are not subject to the expenditure limitations set forth in the Distribution Plan.

         The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. For the year ended June 30, 2000 the Trust approved and paid to Citizens Securities $3,097,441 under its 12b-1 Plan, broken down by category as follows:

Marketing, advertising and public relations                   $1,528,451

Printing and mailing of Prospectuses                          $170,797
and sales literature to non-shareholders

Compensation to broker/dealers                                $371,137
and service organizations

Compensation to sales personnel                               $904,494

Other                                                         $122,562

       The Distribution Plan, unless terminated as provided below, will continue in effect as to any class of shares of a Fund if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to a Fund at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of that Fund, on not more than 60 days notice. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

EXPENSES

       Other expenses paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

       Administrative and Institutional Class shareholders in the Funds pay their pro rata portion of Fund expenses, as well as any class expenses attributable to that class of shares only. Class expenses include, but are not limited to, transfer agent fees, distribution fees and administrative and shareholder fees and expenses.

         When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. For the fiscal year ended June 30, 2000, the following annualized expense ratios were paid by the Funds after waivers and reimbursements (based on average annual net assets of the respective Funds):
Citizens Core Growth Fund (Standard Class shares), 1.49%; Citizens Core Growth Fund (Institutional Class shares), 0.74 %; Citizens Core Growth Fund (Administrative Class shares), 0.99%; Citizens Emerging Growth Fund (Standard Class shares), 1.69%; Citizens Emerging Growth Fund (Institutional Class shares), 1.24%; Citizens Emerging Growth Fund (Administrative Class shares), 1.55%; Citizens Global Equity Fund (Standard Class shares), 1.82%; Citizens Global Equity Fund (Institutional Class shares), 1.39%, Citizens Global Equity Fund (Administrative Class shares), 1.68%; Citizens Income Fund (Standard Class shares), 1.45%; Citizens Money Market Fund (Standard Class shares), 1.17%; Citizens Money Market Fund (Institutional Class shares), 0.81%; and Citizens Small Cap Core Growth Fund (Standard Class shares) from December 28, 1999 (commencement of operations) to June 30, 2000, 1.49%.

CODES OF ETHICS

         The Funds, the Adviser, the sub-advisers and the distributor have each adopted a Code of Ethics (collectively, the Codes of Ethics) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

Custodian
         Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund, receiving and reporting all purchases and redemptions, calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent
       Until December 9, 2000 the transfer agent and dividend-paying agent for the Trust is PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 9809. As of December 9, 2000 the transfer agent and dividend-paying agent for the Trust is BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Trust shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities.

Auditors
       The financial highlights of each Fund included in the Funds' Prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants for the periods after June 30, 1997, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of each Fund and provides other audit, tax and related services.

Legal Counsel
       Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110-1726.

BROKERAGE ALLOCATION AND SOFT DOLLARS

       The Adviser seeks to obtain for the Trust the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

       The Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. There have been no brokerage commissions paid to affiliated brokers during the past three fiscal years.

       In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a sub-adviser exercises investment discretion. The Adviser or a sub-adviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser or a sub-adviser has with respect to accounts over which they exercise investment discretion.

       The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Funds. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

       Any soft dollars generated by transactions on behalf of a Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to that Fund. These brokerage and research services, however, need not exclusively benefit that Fund, and may also benefit other series of the Trust or other clients of the Adviser or its sub-adviser. For these purposes, brokerage and research services mean those that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

       The investment management or advisory fee that the Trust pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

       The Trust's Amended and Restated Declaration of Trust dated as of May 21, 2001 ("Declaration of Trust") permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, as provided in the Declaration of Trust, or as permitted by the Trustees.

         Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

         By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

VOTING RIGHTS

       The Declaration of Trust provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote, except that the Trustees may, in conjunction with the establishment of any series or class of shares (subject to applicable law), establish conditions under which the series or classes have separate or no voting rights. Except when a larger vote is required by applicable law or by any provision of the Declaration of Trust or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. When the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned. Shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

       The Trust does not hold annual shareholder meetings. However, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of a Fund's shares. The holders of shares have no preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of shares. There shall be no cumulative voting in the election of Trustees. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trustees may, without obtaining shareholder vote, terminate any Fund or class or the Trust as a whole. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund
       The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Funds at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

Citizens Income Fund
       The Citizens Income Fund distributes to its shareholders monthly dividends substantially equal to all of its net investment income. The Fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

Citizens Money Market Fund
       Net income for the Citizens Money Market Fund is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Dividends begin to accrue on the first day following the date of purchase, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to a dividend declared on the day of the redemption. Dividends are automatically reinvested in shares, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, the Funds' daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and
(b) minus all expenses accrued, including interest, taxes and other expense items, amounts determined and declared as dividends and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized and unrealized gains or losses on investments.

SHAREHOLDER AND TRUSTEE LIABILITY

       The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or acts, obligations or affairs of the Trust solely by reason of being or having been a shareholder. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant Fund out of that Fund's property for any shareholder held personally liable for that Fund's obligations. The Declaration of Trust also provides that the Trust shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Trust and satisfy the judgment thereon from the assets of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares
       It's easy to buy shares of the Funds. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least

20 days. For an initial wire to open an account, please call our Shareholder Service Center at (800) 223-7010 prior to initiating the wire transfer.

       Shares in the Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

       The Trust has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Trust will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

       Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

Investment Minimums
       The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts). The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum balance for the Fund ($1,000 for UGMA/UTMA and AIP), you will be assessed a monthly fee of $3.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

       The minimum initial investment in Administrative Class and Institutional Class shares is $1,000,000 (less than $1,000,000 for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $1,000,000 (or less than $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the Trust reserves the right to transfer these accounts from the Administrative or Institutional Class and convert them to Standard Class shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

       There is an annual fee of $10 for each Individual Retirement Account
(IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

Automatic Investment Plan
       To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

Payroll Deduction
       Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrators have any questions, please call the Citizens' Shareholder Service Department.

       Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

How to Sell Shares

       Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $25,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

       If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

       Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

       Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

       Certain requests for redemption under $25,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

       We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

Additional Redemption Information

       The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

       The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

       The Trust or its Adviser has the right to compel the redemption of shares of each Fund if the aggregate Net Asset Value of the shares in the account is less than $2,500 for Standard Class shares ($1,000 for IRA, UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Administrative Class and Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard Class shares if the aggregate Net Asset Value of the shares in the account is less than $1,000,000 (or less for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors at the discretion of the Trust).

HOW WE VALUE FUND SHARES

       The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Money Market Fund and Citizens Income Fund and may comprise a portion of assets in the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund and Citizens Global Equity Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

       The value of equity securities held in the Citizens Core Growth, Citizens Emerging Growth, Citizens Small Cap Core Growth and Citizens Global Equity Funds will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

       The Net Asset Value per share of a Fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value. Since these expenses differ by Class, the Net Asset Value of Standard, Administrative and Institutional Class shares will vary and are computed separately.

       We attempt to keep the Net Asset Value of the Citizens Money Market Fund fixed at $1.00 per share, while we expect the Net Asset Value per share in the other Funds to fluctuate.

       The value of the shares for each Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund and Citizens Income Fund
       As described in the Prospectus, shares of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund and Citizens Income Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the closing bid price for securities. Securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

       Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

       Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

       The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued at fair value.

Citizens Money Market Fund
       The Trust's Trustees have determined that it is appropriate for the Citizens Money Market Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

       While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

       The Board of Trustees has established procedures designed to stabilize the Net Asset Value of the Citizens Money Market Fund at $1.00 per share, to the extent reasonably possible.

These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

       Under the procedures that the Trustees have adopted in connection with the valuation of the Fund's securities using the amortized cost method, the Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with the amortized cost-based Net Asset Value. In the event a deviation between the market value and the amortized cost value exceeds 0.10%, or if the Adviser believes the deviation may result in dilution or other unfair results to shareholders or investors, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.10%. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified immediately. If the deviation from the amortized cost value per share exceeds 0.30%, the Board of Trustees must be notified and may consider taking remedial action. If the deviation from the amortized cost value per share exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

       The Citizens Money Market Fund also limits its investments, including repurchase agreements, to those U.S. dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 11-13).

TAX MATTERS

       The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

TAXATION OF THE FUNDS

       FEDERAL TAXES. Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the
Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

       If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

       MASSACHUSETTS TAXES. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

       FOREIGN TAXES. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries is not known.

       Except in the case of the Citizens Global Equity Fund, we do not expect that any Fund that incurs foreign income taxes will be able to pass those taxes through to shareholders for foreign tax credit purposes. If the Citizens Global Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to pass through to its shareholders the foreign income taxes paid. If the Citizens Global Equity Fund so elects, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed by them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Citizens Global Equity Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes.

TAXATION OF SHAREHOLDERS

       TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

       DIVIDENDS-RECEIVED DEDUCTION. For each of the Funds other than Citizens Money Market Fund and Citizens Income Fund, a portion of any ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of a Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of each of Citizens Money Market Fund and Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

       "BUYING A DIVIDEND." Any dividend or distribution from a Fund other than the Citizens Money Market Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

       SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Any amounts over withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

       BACKUP WITHHOLDING. The Funds are required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate will be reduced from 31% to 28% in a series of steps beginning on August 6, 2001. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons.

       DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

       CERTAIN DEBT INSTRUMENTS. An investment by a Fund in certain stripped securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

       OPTIONS, ETC. A Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

        FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of those Funds which are permitted to make such investments. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may have to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional gain or loss to the Fund.

       The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

HOW WE CALCULATE PERFORMANCE

       All performance reported in advertisements is historical and not intended to indicate future returns.

       From time to time the yield and compounded effective yield of our Funds may be published in advertisements and sales material. For the Citizens Income Fund the yield is usually reported over a 30 day period, whereas for the Citizens Money Market Fund the yield is quoted over a seven day period.

       CITIZENS INCOME FUND'S YIELD
       To calculate the Citizens Income Fund's yield, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.

       The yield quotation for the Citizens Income Fund is based on the annualized net investment income per share of the Fund over a 30-day (or one-month) period. The yield is calculated by dividing the net investment income per share of the Fund earned during the period by the public offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of the Fund's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period. Income is calculated for the purpose of yield calculations in accordance with standardized methods applicable to all stock and bond Funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the Fund's Net Asset Value per share. Expenses accrued for the period includes any fees charged to all shareholders during the base period.

The Citizens Income Fund's yield is calculated according to the following SEC formula:

Yield = 2[ (a-b + 1)6 - 1]
         ------------------
              cd
where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period

       CITIZENS MONEY MARKET FUND'S YIELD
       Every business day, the Citizens Money Market Fund quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take the Fund's net investment income per share for the most recent 7 days, annualize it and then divide by the Fund's Net Asset Value per share (expected always to be $1.00) to get a percentage. The effective yield assumes you have reinvested your dividends.

       The current yield of the Citizens Money Market Fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in a Fund's actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

       Compounded effective yield, which may be quoted for the Citizens Money Market Fund, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. This is accomplished by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

The formula for effective yield is:
[(base period return + 1)(365/7)] - 1

       Compounded effective yield information is useful to investors in reviewing the performance of the Citizens Money Market Fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using the Fund's yield information as a basis for comparison with other investments.

       Since the Citizens Money Market Fund is invested in short-term money market instruments, our yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Funds.

       Current yield and effective yield, which are calculated according to a formula prescribed by the SEC, may differ from the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a major change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (i.e., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

       The following table sets forth various measures of performance for certain classes of the Funds as of June 30, 2000:

         FUND                                  7-DAY YIELD      EFFECTIVE YIELD           30-DAY YIELD
         ----                                  -----------      ---------------           ------------

Citizens Money Market Fund (Standard
Class shares)                                    5.58%                 5.73%                 N/A

Citizens Money Market Fund
(Institutional Class shares)                     5.56%                 5.72%                 N/A

Citizens Income Fund (Standard Class
shares)                                          N/A                   N/A                   6.83%


TOTAL RETURN AND OTHER QUOTATIONS

       We can express investment results for our four equity Funds and the Citizens Income Fund in terms of "total return." Total return refers to the total change in value of an investment in a Fund over a specified period.

       In calculating the total return of a class of shares of a Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular Fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula: P(1 + T)(n) = ERV where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

For the period ended June 30, 2000 certain classes of the Funds had the following performance:

                                                           5 YEAR               AVERAGE ANNUAL
                                  ONE YEAR             AVERAGE ANNUAL         TOTAL RETURN SINCE
          FUND                  TOTAL RETURN            TOTAL RETURN              INCEPTION

Citizens Core Growth
Fund (Standard Class
shares)                            12.82%                  27.68%                   27.93%
                                                                                   (3/3/95)

Citizens Core Growth
Fund (Institutional
Class shares)                      13.67%                    N/A                    29.26%
                                                                                  (1/25/96)

Citizens Emerging Growth
Fund (Standard Class
shares)                            82.19%                  37.29%                   32.27%
                                                                                   (2/8/94)

Citizens Global Equity
Fund (Standard Class
shares)                            53.27%                  25.58%                   20.89%
                                                                                   (2/8/94)

Citizens Income Fund
(Standard Class shares)            3.35%                    5.86%                   6.25%
                                                                                  (6/10/92)

       When we quote a Fund's yield or total return we are referring to its past results and not predicting the Fund's future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise a Fund's actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

       When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Lehman U.S. Aggregate Index and the Russell 2000, as well as other data and rankings from recognized independent publishers or sources such as Morningstar, Inc., Lipper, Inc., IBC's Money Fund Report, Bloomberg Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Worth Magazine, Your Money Magazine, Smart Money Magazine, Forbes Magazine, Fortune Magazine, and others.

FINANCIAL STATEMENTS

         The financial statements of Citizens Funds and the opinion of its independent auditors, included in the Annual Report to the shareholders for the year ended June 30, 2000, are incorporated herein by reference and are provided to each person to whom the Statement of Additional Information is sent or given.

APPENDIX A: DESCRIPTION OF RATINGS

       DESCRIPTION OF BOND RATINGS
       We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch IBCA represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING REFINEMENTS: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.


STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

FITCH IBCA INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. The capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the "AAA" long-term rating category.


MOODY'S SHORT-TERM PRIME RATING SYSTEM--TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. The obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o  Leading market positions in well-established industries.
     o  High rates of return on Funds employed.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protections measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

NOTE: Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

Standard & Poor's short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                     CITIZENS INTERNATIONAL GROWTH FUND (SM)

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 20, 2000
                            (AS REVISED AUGUST 1, 2001)


This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens International Growth Fund's Prospectus dated December 20, 2000. A copy of the current Prospectus can be obtained by calling (800) 223-7010, by writing Citizens Funds, 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.

Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds' annual report. For a free copy of the annual report, please call
(800) 223-7010.

                                 CITIZENS FUNDS(R)

                     Citizens International Growth Fund (SM)

         TABLE OF CONTENTS                                                  PAGE

         Citizens Funds...................................................... 2
         Investment Strategies, Risks and Fundamental and Non-Fundamental
         Policies ........................................................... 2
         Trustees, Officers and Beneficial Owners............................ 9
         Investment Advisory and Other Services..............................11
         Brokerage Allocation and Soft Dollars...............................15
         Ownership of Shares and Shareholder Rights..........................16
         How We Value Fund Shares............................................19
         Tax Matters.........................................................20
         How We Calculate Performance........................................23
         Financial Statements................................................23

CITIZENS FUNDS

     Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds presently consists of seven separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), and Citizens International Growth Fund (inception date 12/20/00). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds.

     This Statement of Additional Information relates only to the Citizens International Growth Fund Standard Class shares, hereinafter referred to as the "Fund" and, together with the six other series of the Trust noted above, the "Funds."

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS
     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

     The Fund may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, the Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

Money Market Instruments
     During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of the Fund's shares, the Fund may invest all or a portion of its assets in money market instruments, including, but not limited to:

                     o obligations of agencies and enterprises of the U.S. Government;
                     o  Certificates of Deposit of banks;
                     o commercial paper or other corporate notes of investment grade quality; and
                     o  Yankee bonds.

Repurchase Agreements
     The Fund may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on securities collateralizing the repurchase.

     The Trust requires all vendors of repurchase agreements to set aside collateral in the Fund's name in the form of securities issued or guaranteed by agencies or instrumentalities of the U.S. government equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing the Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling the Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Derivative Securities
     Derivative securities such as options, futures contracts (sometimes referred to as "futures") and options on futures contracts are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Fund may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of its investments. The Fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

     OPTIONS. The Fund may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that the Fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of each purchase. The premium that the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

     FUTURES CONTRACTS. The Fund may invest in futures contracts and options on futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     STRUCTURED SECURITIES. The Fund may also purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

     RISKS. The use of derivative securities depends on the Fund manager's or sub-adviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

o the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative

    (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
o an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
o the possible absence of a liquid secondary market for any particular derivative at any time;
o the potential loss if the counter party to the transaction does not perform as promised; and
o the possible need to defer closing out certain positions to avoid adverse tax consequences.

    Options may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

    Structured Securities, or Strips may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before the Fund receives the money it initially invested in the security. This may happen if interest rates go down. The Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, the Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

Warrants
    The Fund may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on the Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise. Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

Convertible Securities
    The Fund may invest in convertible securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Preferred Stock
    The Fund may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree or protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Securities
    The Fund may invest in foreign securities that meet the Trust's social and financial criteria. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. The Fund's share price will tend to reflect the movements of the different securities markets in which it is invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where the Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

    The Fund may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The Fund may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

When-Issued Securities
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if the Fund's adviser, Citizens Advisers, Inc., (referred to as "Citizens Advisers" or the "Adviser") were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to the Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Private Placements and Illiquid Investments
    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. The Fund will not buy these illiquid securities unless the assets in the Fund exceed $10 million at the time of purchase. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Rule 144A Securities
    The Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Fund's Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable sub-adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

Hedging Risk
    The Fund may (but is not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.

Euro Conversion Risk
    The Fund may invest in securities of European issuers. Certain European countries that are a part of the European Economic Union have agreed to participate in the conversion to a single European currency, the euro. This conversion is to be completed by July 1, 2002 and its effects on investments in the securities of European issuers and foreign currencies are currently unclear. The Fund may be adversely affected if the conversion to the euro is not successfully completed or if the computer or other data processing systems used in European financial markets or by the Fund are not able to process transactions involving the euro.

SOCIALLY RESPONSIBLE INVESTING
    Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner. In addition, the Fund will invest only in companies we deem to be socially and environmentally responsible.

    To find these investments, we seek companies that have positive environmental, community and workplace records. At the same time, we avoid companies whose primary business is the manufacture or distribution of alcohol, tobacco, nuclear power, oil or conventional or nuclear weaponry. We also avoid companies on the AFL-CIO's national boycott list and companies that lack diversity (i.e., representation by women or people of color) on their corporate boards or in upper management. Finally, we avoid companies that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

CALCULATED RISK
    Most investors focus on performance but it is as important to understand how much risk the Fund is taking on in the process. Here are some popular metrics to help evaluate risk.

Beta: A measure of the magnitude of the Fund's share price ups and downs relative to swings in the market. The market is assigned a beta of 1.00. If a portfolio has a beta of 1.20%, its share price has increased (or decreased) 12% if the market has increased (or decreased) 10%.

Standard Deviation: A measure of the dispersion of the Fund's return, i.e., the degree to which the Fund's return varies from its historical average. A higher standard deviation indicates a wider dispersion of past returns and thus greater historical volatility.

Alpha: A risk-adjusted performance measure representing the difference between the Fund's actual performance and the performance anticipated in light of the Fund's risk posture (beta). A positive alpha indicates that the Fund has produced a rate of return that is more than commensurate with its risk profile.

Sharpe Ratio: A measure of reward per unit of risk. The higher the Sharpe ratio, the greater the return per unit of risk. The Sharpe ratio is often used to compare mutual fund returns on a "level playing field."

GROWTH PLUS RISK MANAGEMENT
    The mission of Citizens Funds is to achieve superior investment returns for our shareholders. Towards this end, the Citizens International Growth Fund employs a growth discipline, seeking companies with above-average prospects for long-term growth in earnings and profitability. While we strive to deliver strong investment performance, we are attentive to risk in the process. Risk management strategies are integral to how we manage the Fund.

    The Citizens International Growth Fund is not intended to be the lowest risk choice available to investors. Rather, the goal of our risk management strategies is to attain a reasonable, targeted level of risk commensurate with the Fund's growth mandates.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
    The following items numbered 1. through 6. below are fundamental investment policies followed by the Fund and the item numbered 7. below is a non-fundamental investment policy of the Fund. Any policy identified as a fundamental investment policy of the Fund may be amended with respect to the Fund only with approval of the holders of a majority of the outstanding shares of the Fund (a "Majority Shareholder Vote"), which as used herein means the vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

    1. The Fund may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    2. The Fund may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    3. The Fund may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    4. The Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

    5. The Fund may not concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

    6. The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

    7. As a non-fundamental policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the assets of the Fund may be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation, if the Fund's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGER OF MANAGERS

      The Trust, as approved by the Board and shareholders, intends to file an application for an order of the SEC granting exemptions from certain provisions of the 1940 Act, to permit its Funds to be managed under a "manager of managers" structure. If the SEC grants such exemptive order, Citizens Advisers will, subject to the supervision and approval of the Trust's Board of Directors, be permitted to replace one or more subadvisers or appoint additional subadvisers, without shareholder approval as currently required, depending on Citizens' Advisers assessment of what combination of subadvisers it believes will optimize each Fund's chances of achieving its investment objective. The purpose of the "manager of managers" structure is to facilitate the efficient supervision and management of the Funds by Citizens Advisers and the Trustees, and to give Citizens Advisers flexibility in managing the Funds in the future. There is no guarantee that the Trust will file such application or, if it does so, obtain such order from SEC.

TEMPORARY DEFENSIVE POSITIONS

      The Fund may invest in cash, cash equivalents, money market instruments and repurchase agreements as temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions. Such temporary defensive positions would be inconsistent with the Fund's principal investment strategies and may adversely impact Fund performance.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

      A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The Trustees and officers are listed below. The Trustees and officers who are "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk. The address for each Trustee and officer is 230 Commerce Way, Portsmouth, NH 03801.

--------------------------- ---------------------- ----------------------------------------------------------
           NAME               POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
         AND AGE                 WITH TRUST                           DURING PAST 5 YEARS

--------------------------- ---------------------- ----------------------------------------------------------
Judy Belk                   Trustee                Consultant to Philanthropic Organizations (since
48 years of age                                    2000);
                                                   Vice President, Global Public Affairs, Levi Strauss &
                                                   Co.(1998 to 2000);
                                                   Vice President, Community Affairs, Levi Strauss &
                                                   Co.(1992 to 1998)

--------------------------- ---------------------- ----------------------------------------------------------
Walter D. Bristol, Jr.      Trustee                Executive Vice President for Corporate Operations
50 years of age                                    and Chief Financial Officer, American Heart
                                                   Association (since 1996);
                                                   Vice President, Finance, American Heart
                                                   Association (1990 to 1996)

--------------------------- ---------------------- ----------------------------------------------------------
Sophia Collier*             Trustee                Portfolio Manager, Citizens Funds (since 1995);
45 years of age                                    Chair of the Board of Directors, Citizens Advisers
                                                   (since 1991);
                                                   President, Citizens Funds and Citizens Advisers
                                                   (1991 to September 1998)

--------------------------- ---------------------- ----------------------------------------------------------
Jeannie H. Diefenderfer     Trustee                Senior Vice President, Corporate Sourcing, Verizon
                                                   Communications (since 1998);

--------------------------- ---------------------- ----------------------------------------------------------


--------------------------- ---------------------- ----------------------------------------------------------
           NAME               POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
         AND AGE                 WITH TRUST                           DURING PAST 5 YEARS

--------------------------- ---------------------- ----------------------------------------------------------
40 years of age                                    Executive Director, Equipment Installation, Bell
                                                   Atlantic Network Services (1996 to 1998);
                                                   New England Telephone, NYNEX (1984 to 1996)

--------------------------- ---------------------- ----------------------------------------------------------
Pablo S. Eisenberg          Trustee                Senior Fellow, Public Policy Institute, Georgetown
68 years of age                                    University (since 1999);
                                                   Executive Director for Community Change (1975 to
                                                   1998)

--------------------------- ---------------------- ----------------------------------------------------------
Mitchell A. Johnson*        Trustee                Director, Eldorado Bancshares, Inc. (since 1997);
59 years of age                                    President, M.A.J. Capital Management, Inc. (money
                                                   management firm) (1994 to 1995);
                                                   Senior Vice President of Corporate Finance,
                                                   Student Loan Marketing Association (1987 to 1994)

--------------------------- ---------------------- ----------------------------------------------------------
Azie Taylor Morton*         Chair of the Board     Investment adviser;
65 years of age             and Trustee            Consultant/Director of Marketing, GRW Capital
                                                   Corporation (broker-dealer) (since 1992);  Director,
                                                   Schlotzsky's, Inc. (since 1996)

--------------------------- ---------------------- ----------------------------------------------------------
Martha S. Pope              Trustee                Senior Advisor for the Northern Ireland Peace
56 years of age                                    Negotiations (January 1995 to July 1998);
                                                   Secretary of the United States Senate (April 1994 to
                                                   January 1995);
                                                   Sergeant at Arms of the United States Senate
                                                   (January 1991 to March 1994)

--------------------------- ---------------------- ----------------------------------------------------------
John L. Shields*            President and Trustee  President and Chief Executive Officer of Citizens
48 years of age                                    Advisers (since September 1998); Senior
                                                   Consultant, Cerulli Associates, a mutual fund
                                                   consulting firm (1995 to 1998)

--------------------------- ---------------------- ----------------------------------------------------------
Sean P. Driscoll*           Treasurer              Vice President of Fund Accounting and Compliance,
36 years of age                                    Citizens Advisers (since November 1998);
                                                   Director of Fund Administration, State Street Bank
                                                   and Trust Company (March 1998 to November
                                                   1998);
                                                   Vice President of Compliance, Putnam Investments
                                                   (January 1997 to March 1998);
                                                   Fund Accountant and Director of Fund
                                                   Administration, State Street Bank and Trust
                                                   Company (1987 to 1997)

--------------------------- ---------------------- ----------------------------------------------------------
Marcia Kovalik*             Assistant Secretary    Counsel, Citizens Advisers, Inc. (since February
38 years of age                                    2001);Associate, Boynton, Waldron, Doleac,
                                                   Woodman & Scott, P.A. (September 1995 to
                                                   February 2001); Law Clerk, New Hampshire
                                                   Superior Court (August 1993 to August 1995)

--------------------------- ---------------------- ----------------------------------------------------------
Alaina Metz*                Assistant Secretary    Chief Administrative Officer of BISYS Fund Services
33 years of age                                    (since June 1995)

--------------------------- ---------------------- ----------------------------------------------------------


--------------------------- ---------------------- ----------------------------------------------------------
           NAME               POSITION(S) HELD                      PRINCIPAL OCCUPATION(S)
         AND AGE                 WITH TRUST                           DURING PAST 5 YEARS

--------------------------- ---------------------- ----------------------------------------------------------
John M. O'Brien*            Assistant Treasurer    Vice President of Corporate Finance, Citizens
36 years of age                                    Advisers(since October 1998); Services Manager,
                                                   Bank Boston(January 1998 to October 1998);
                                                   Business Manager, Fidelity Investments (October
                                                   1989 to January 1998)

--------------------------- ---------------------- ----------------------------------------------------------

      The Board of Trustees functions with a Nominating Committee comprised of each of the non-interested Trustees of the Trust, but pursuant to the Trust's Distribution Plan, the Trust has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan (the Independent Trustees) shall have responsibility for the selection and nomination of other Independent Trustees. This agreement will continue for so long as the Distribution Plan is in effect.

      The following compensation table discloses the aggregate compensation from the Trust for services provided for the Trust's fiscal year ended June 30, 2001. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

                       CITIZENS FUNDS - COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                          AGGREGATE COMPENSATION
                NAME OF PERSON AND POSITION*                 FROM CITIZENS FUNDs

                    Judy Belk - Trustee                                $4,500
             Walter D. Bristol, Jr. - Trustee                          $4,500
             Jeannie H. Diefenderfer - Trustee                         $3,500
               Pablo S. Eisenberg - Trustee                           $14,000
                 Martha S. Pope - Trustee                             $17,500

* Ada Sanchez, who served as a Trustee of the Trust until November, 2000, received $4,750 in compensation from the Trust during its fiscal year ended June 30, 2001. Sophia Collier, Mitchell A. Johnson, Azie Taylor Morton and John L. Shields are interested Trustees and receive no compensation from the Trust for serving as Trustees.

        As of July 18, 2001, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of the Fund except as set forth below:


--------------------------------- --------------------------- ---------------------------------- -------------------
Citizens International Growth     Charles Schwab & Co.,       101 Montgomery Street              41.84%
Fund, Standard Class shares       Inc.                        San Francisco, CA 94104

--------------------------------- --------------------------- ---------------------------------- -------------------
Citizens International Growth     Jane B. Dunaway             P.O. Box S - 3563                  18.30%
Fund, Standard Class shares       Jane B. Dunaway             Carmel, CA 93921
                                  Revocable Living Trust

--------------------------------- --------------------------- ---------------------------------- -------------------
Citizens International Growth     Citizens Advisers           230 Commerce Way, Suite 300        15.11%
Fund, Standard Class shares                                   Portsmouth, NH 03801

--------------------------------- --------------------------- ---------------------------------- -------------------

      Our Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund and each of its classes as of July 18, 2001.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

      The Fund is advised by Citizens Advisers, Inc. under a contract known as the Management Agreement. The Adviser's office is at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement provides that the Adviser, subject to the control of the Trust's Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. The Adviser also manages the day-to-day operations of the Trust.

      Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers, Inc. She is the former President of Citizens Funds and remains on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

      Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

      John L. Shields is President and Chief Executive Officer of Citizens Advisers, Inc. and President of Citizens Funds. Prior to joining Citizens Advisers in 1998, Mr. Shields was a senior management consultant with Cerulli Associates, a mutual fund consulting firm located in Boston, Massachusetts. He also held executive and other managerial positions with State Street Research Investment Services, Inc. and Fidelity Investments.


      At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to sub-advisers, and Citizens Advisers has retained a sub-adviser to assist in the management of the Citizens International Growth Fund.

      CLEMENTE CAPITAL, INC.

      Our sub-adviser for the Citizens International Growth Fund, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is majority owned by Lilia Clemente with 59.47% ownership; Wilmington Trust of Wilmington, Delaware with 22.34%, Diaz-Verson Capital Investments, Inc. of Columbus, Georgia with 13.19% and Richard W. McWalters, CEO, with 5%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end Funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, New York.

      Under a Sub-Advisory Agreement between the Adviser and Clemente Capital, Inc., the Adviser pays Clemente a sub-advisory fee based on an annual rate of 0.40% of the Citizens International Growth Fund's average net assets on assets up to and including $500 million and 0.35% on assets over $500 million.

       ADVISER FEES

      The Adviser provides the Fund, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser.

      The Fund pays the Adviser a fee for its services at a rate of 1.05% of the Fund's average annual net assets. The fee is accrued daily and payable monthly.

      The Adviser has contractually agreed to limit expenses for the Fund for the period of commencement of operations until December 31, 2001. If the Fund's aggregate expenses would exceed on a per annum basis 1.85% of its average daily net assets, the Adviser will reduce its fee by, or refund, the amount of the excess.

      The Fund is newly organized and has not paid fees to the Adviser as of the date of this Statement of Additional Information.

CITIZENS SECURITIES, INC.

      Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as the Fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. John L. Shields, President and CEO of Citizens Advisers, is also President and CEO of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

      Citizens Advisers also performs a wide variety of administrative duties for the Fund under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions that maintain omnibus accounts with Citizens Funds. These fees and expenses are payable monthly up to 0.10% of the Fund's average annual net assets.

      The administrative services provided to the Fund include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Fund audit with Fund auditors; supervision of drafting and printing of annual and semi-annual reports; administrative and contractual interface with the custodian and transfer agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of prospectuses and statements of additional information, proxies and other regulatory filings; and special projects. The Adviser has contracted BISYS Fund Services Ohio, Inc. ("BISYS") to act as a sub-administrator to perform certain administration services for the Fund.

      In addition, Citizens Securities provides a number of administrative services to the Fund relating primarily to shareholder services and communications, and is paid a per account fee. These include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the transfer agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

      The Fund is newly organized and has not paid administrative or shareholder servicing fees as of the date of this Statement of Additional Information.

12B-1 PLAN

      Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of the Fund's shares.

      The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. Pursuant to this Plan, the Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. In addition, broker-dealers and other service organizations that enter into written agreements with the Trust and its Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by the Trustees.

      The Fund will reimburse Citizens Securities for distribution expenditures and for fees paid to service organizations pursuant to the 12b-1 Plan, up to a limit of 0.25% of average annual net assets of the Fund.

      The 12b-1 Plan will continue in effect if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the Fund, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

EXPENSES

      Other expenses paid by the Fund include all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to shareholders.

      When a cost is shared by several series of Citizens Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. The Fund is newly organized and has not paid expenses as of the date of this Statement of Additional Information.

CODES OF ETHICS

      The Trust, the Adviser, the sub-adviser and the distributor have each adopted a Code of Ethics (collectively, the Codes of Ethics) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

Custodian
      Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Fund. The custodian's responsibilities include holding the securities and cash of the Fund, receiving and reporting all purchases and redemptions and collecting interest and dividends in the Fund. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent and Fund Accountant
      The transfer agent, dividend-paying agent and fund accountant for the Fund is BISYS, 3435 Stelzer Road, Columbus, Ohio 43219-8012. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Fund shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities. In its capacity as fund accountant, BISYS is responsible for providing certain accounting services, including calculation of the Net Asset Value per share, calculation of the dividend and capital gain distributions, if any, and of yield, affirmation to the Fund's custodian of all portfolio trades and cash settlements and verification and reconciliation with the Fund's custodian of all daily trade activities.

Auditors
      PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel
      Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110-1726.

BROKERAGE ALLOCATION AND SOFT DOLLARS

      The Adviser seeks to obtain for the Fund the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks that specialize in the types of securities the Fund buys. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

      The Adviser will comply with Rule 17e-1 under the 1940 Act in regard to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders. The Fund is newly organized and has not paid brokerage commissions as of the date of this Statement of Additional Information.

      In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or the sub-adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or the sub-adviser exercises investment discretion. The Adviser or the sub-adviser may cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser or the sub-adviser has with respect to accounts over which they exercise investment discretion.

      The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Fund. The sub-adviser will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or the sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

      Any soft dollars generated by transactions on behalf of the Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the Fund. These brokerage and research services, however, need not exclusively benefit the Fund, and may also benefit other series of the Trust or other clients of the Adviser or the sub-adviser. For these purposes, brokerage and research services mean those that provide assistance to the Adviser, or a sub-adviser, in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

      The investment management or advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

      The Trust's Amended and Restated Declaration of Trust dated as of May 21, 2001 ("Declaration of Trust") permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, as provided in the Declaration of Trust, or as permitted by the Trustees.

      Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

      By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

VOTING RIGHTS

      The Declaration of Trust provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote, except that the Trustees may, in conjunction with the establishment of any series or class of shares (subject to applicable law), establish conditions under which the series or classes have separate or no voting rights. Except when a larger vote is required by applicable law or by any provision of the Declaration of Trust or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. When the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned. Shareholders of all Funds generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

      The Trust does not hold annual shareholder meetings. However, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of a Fund's shares. The holders of shares have no preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of shares. There shall be no cumulative voting in the election of Trustees. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trustees may, without obtaining shareholder vote, terminate any Fund or class or the Trust as a whole. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

      The Fund normally declares and pays dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

SHAREHOLDER AND TRUSTEE LIABILITY

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or acts, obligations or affairs of the Trust solely by reason of being or having been a shareholder. The

Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant Fund out of that Fund's property for any shareholder held personally liable for that Fund's obligations. The Declaration of Trust also provides that the Trust shall, upon request by a shareholder or former shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Trust and satisfy the judgment thereon from the assets of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares
       It's easy to buy shares of the Fund. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days. For an initial wire to open an account, please call our Shareholder Service Center at (800) 223-7010 prior to initiating the wire transfer.

       Your cost for shares of the Fund will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

      The Trust has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Trust will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

      Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

Investment Minimums

      The minimum initial investment in the Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts). The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum for the Fund, you will be assessed a monthly fee of $3.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 60 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

      There is an annual fee of $10 for each Individual Retirement Account
(IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $10.

Automatic Investment Plan
      To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your Fund. We will do the rest.

Payroll Deduction
      Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrators have any questions, please call the Citizens' Shareholder Service Department.

      Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

How to Sell Shares

      Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $25,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

      If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN), which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

      Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

      Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $25,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

      Certain requests for redemption under $25,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

      We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

Additional Redemption Information

      The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. The Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund pays redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist that would make cash payments undesirable. In that case, the Fund could send redemption payments in securities from the Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

      The Trust or its Adviser has the right to compel the redemption of shares of the Fund if the aggregate Net Asset Value of the shares in the account is less than $2,500 ($1,000 for IRA, UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum.

HOW WE VALUE FUND SHARES

      The value of the fixed income securities in which the Fund may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities may comprise a portion of the assets in the Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

      The value of equity securities held in the Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

      The Net Asset Value per share of the Fund is determined by adding the market value of all securities and other assets of the Fund, then subtracting the liabilities, and then dividing the result by the number of outstanding shares of the Fund. All expenses are accrued daily and taken into account in determining Net Asset Value. We expect the Net Asset Value per share in the Fund to fluctuate.

      The value of shares of the Fund is determined at 4 p.m. Eastern Standard Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

      As described in the Prospectus, shares of the Fund are generally valued on the basis of market values. Equity securities are valued at the closing sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the bid price for securities. Securities maturing within 60 days are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

      Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

      Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

      The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, the Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by the Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities may be valued at fair value.

TAX MATTERS

      The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in the Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in the Fund may have in their particular situations.

TAXATION OF THE FUND

      FEDERAL TAXES. The Fund is treated as a series of the Trust, and is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to elect and to qualify to be treated as a "regulated investment company" under Subchapter M of the Code for its first and each subsequent taxable year. In order to so qualify, the Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

      If the Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the Fund should fail to qualify as a regulated investment company in any year, it would incur federal income taxes upon its taxable income and distributions paid to shareholders would generally be taxable as ordinary dividend income.

      MASSACHUSETTS TAXES. As long as the Fund maintains its status as a regulated investment company under the Code, it will not be required to pay any Massachusetts income or excise tax.

      FOREIGN TAXES. Although we do not expect the Fund will pay any federal income or excise taxes, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on foreign income; the Fund intends to qualify for such reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

      If the Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to pass through to its shareholders the foreign income taxes that it pays. If the Fund so elects, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed by them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes.

TAXATION OF SHAREHOLDERS

      TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains for federal income tax purposes over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

      DIVIDENDS-RECEIVED DEDUCTION. In the event that the Fund invests in U.S. equity securities, a portion of any ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of Fund shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

      "BUYING A DIVIDEND." Any dividend or distribution from the Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in the Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from the Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

      BACKUP WITHHOLDING. The Fund is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate will be reduced from 31% to 28% in a series of steps beginning on August 6, 2001. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons.

      DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

      CERTAIN DEBT INSTRUMENTS. An investment by the Fund in certain stripped securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      OPTIONS, ETC. The Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

        FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of the Fund. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments in "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional gain or loss to the Fund.

      The foregoing is a limited summary of federal (and, where indicated, state) income tax considerations. It should not be viewed as a comprehensive discussion of the items referred to, nor as covering, all provisions relevant to investors. Shareholders should consult their own tax advisers for additional details on their particular tax status.

HOW WE CALCULATE PERFORMANCE

      All performance reported in advertisements is historical and not intended to indicate future returns.

      From time to time the yield and compounded effective yield of the Fund may be published in advertisements and sales material.

TOTAL RETURN AND OTHER QUOTATIONS

      We can express investment results for the Fund in terms of total return. Total return refers to the total change in value of an investment in the Fund over a specified period.

      In calculating the total return of the Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the Fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:
P(1 + T)n = ERV
where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

FINANCIAL STATEMENTS

      The Fund is newly organized and has not issued financial statements as of the date of this Statement of Additional Information.